UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2011

QUADRA PROJECTS INC.
(Exact name of registrant as specified in its chapter)

NEVADA	000-53156	45-0588917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

Suite #338, 6130 Elton Avenue, Las Vegas, NV		89107
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 1-888-597-8899

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02       Unregistered Sales of Equity Securities

Effective January 28, 2011, the Registrant issued 12,000,000 shares of Common Stock to Magnum Group International Inc. and its associates for services rendered to the Registrant and its subsidiary Quadra Energy Systems Inc. as of January 28, 2011. The total debt settled by this share issuance is $ 120,000.

The above noted shares were valued at $ 0.001 per Common Stock for settlement of this debt. No change in control was effected by this share issuance.

The offer and sale of the shares were exempt from registration pursuant to section 4(2) of the Securities Act, Rule 701 and Rule 506 of Regulation D promulgated there under. The Registrant believes that these sales were also exempt under Regulation S under the Securities Act, as such sales were made in offshore transactions to non-U.S. persons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRA PROJECTS INC.

/s/ Claude Diedrick

Claude Diedrick,
President, CEO, CFO, and Director
Date : January 31, 2011